EXHIBIT 23.2


Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our report dated June 7, 2001, included in the Kerr-McGee Corporation Employee Stock Ownership Plan 2001 annual report in this Form 11-K, into the Company's previously filed Form S-8 File No. 333-66440.






                                                    (ARTHUR ANDERSEN LLP)
                                                     ARTHUR ANDERSEN LLP



Oklahoma City, Oklahoma
  June 26, 2002